UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  March 21, 2007
                                           -------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                  0-31525                 68-0352144
----------------------------       -------------         -------------------
(State or other jurisdiction        (Commission            (IRS Employer
     Of incorporation)              File Number)         Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California         95670
-----------------------------------------------------------       ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code            (916) 851-0123
                                                     ---------------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Page 1 of 39 Pages
The Index to Exhibits is on Page 4
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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d)         (1) On March 21, 2007, the Registrant appointed Dorene C. Dominguez as a director effective March 22, 2007. Registrant issued a press release dated March 22, 2007 regarding the appointment of Ms. Dominguez as a director of Registrant, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

            (2) Not Applicable.

            (3) Committee assignments have not yet been made.

            (4) Not Applicable.

(e)         (1) On March 21, 2007, the Board of Directors of the registrant,
                American River Bankshares, approved the Second Amendment to the American River Bankshares 2005 Executive Annual Incentive Plan. The Second Amendment sets the performance metrics and the weightings for 2007 for the incentive compensation plan. The foregoing description is qualified by reference to the Amendment attached as Exhibit 99.1.


Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)         (1) March 21, 2007.

            (2) The Securities and Exchange Commission approved The NASDAQ Stock
                Market LLC rule change SR-NASDAQ-2006-008 pursuant to Section 19(b)(1) of the Securities Act of 1934 and based thereon NASDAQ Issuer Alert 2007-001 dated February 7, 2007 requires listed companies such as the Registrant to comply by January 1, 2008 with certain eligibility requirements of a Direct Registration Program. Effective March 21, 2007, Article VI, Section 6.4 of the Bylaws of the Registrant was amended to add the following provision at the end of Section 6.4 to read as follows:
                "Notwithstanding any other provision of these bylaws and Article VI, Section 6.4 thereof, the corporation shall be entitled to issue in its discretion uncertificated securities in compliance with California Corporations Code Section 416(b), as amended, subject to the right of a holder of shares of the corporation to request issuance of a certificate in compliance with the provisions of this Section 6.4." The Bylaws, as amended are attached hereto as Exhibit 3.2 and incorporated herein by reference.

(b)         Not Applicable.


Item 9.01.  Financial Statements and Exhibits

(a)         Financial Statements

            Not Applicable.

(b)         Pro Forma Financial Information

            Not Applicable.

(c)         Shell Company Transactions

            Not Applicable.

(d)         Exhibits

            (3.2)  Bylaws, as amended.
            (99.1) Second Amendment to the American River Bankshares 2005
                   Executive Annual Incentive Plan.
            (99.2) Press Release dated March 22, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
March 22, 2007                      Mitchell A. Derenzo, Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.                   Description                                 Page
-----------                   -----------                                 ----

3.2               Bylaws, as amended                                      5-37

99.1              Second Amendment to the American River
                  Bankshares 2005 Executive Annual Incentive Plan         38

99.2              Press Release dated March 22, 2007                      39






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